ICON FUNDS

                        SUPPLEMENT DATED DECEMBER 4, 2002
                TO ICON FUNDS STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 30, 2002


ICON Funds held a special meeting of shareholders on November 26, 2002 at which the shareholders of the ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, and ICON Information Technology Fund (collectively, the "Funds") approved various proposals, including revisions to the Funds' investment restrictions.

Shareholders approved the following changes to the Funds' investment restrictions. Page 3 of the Statement of Additional Information ("SAI"), under the section entitled, "Investment Policies and Restrictions," investment restrictions (1), (2), and (3), are replaced in their entirety as to the Funds, to read as follows:

      No Fund may:

(1)  issue any senior security, except as permitted under the 1940 Act.

(2) borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets.

(3) act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

The following has been adopted as a fundamental investment restriction with respect to each of the Funds:

(7) Each Fund is a sector (or region) fund and concentrates its investments in certain industries or groups of industries included within the sector in which the Fund invests.

Fundamental investment restrictions (7), (8), (9) and (10) are eliminated and replaced with the following non-fundamental restrictions.

      No Fund may:

(21) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options

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     on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

(22) sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

(23) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

All other references to the Funds' investment restrictions will remain the same.

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